SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


Date of Report (Date of earliest event reported)  June 10, 2003


                       SPRINT CORPORATION
     (Exact name of Registrant as specified in its charter)

  Kansas                       1-04721                 48-0457967
(State of Incorporation) (Commission File Number)      (I.R.S.Employer
                                                        Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                      66251
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (913) 624-3000



          (Former name or former address, if changed since last report)


        P. O. Box 11315, Kansas City, Missouri 64112 (Mailing address of principal executive offices)

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Item 5.  Other Events.

     On June 10, 2003, the registrant ("Sprint") announced that it would take second quarter charges resulting from its decision to wind down its hosting business and from executive separation agreements. The press release was as follows:


Sprint Announces Second Quarter Charges Resulting from Decision to Wind Down its Hosting Business, Executive Separation Agreements


OVERLAND PARK, Kan. - June 10, 2003 - Sprint (NYSE: FON, PCS) today announced it expects to report an approximate 20-cents-per- share charge against its FON Group earnings in the second quarter related to winding down its Web hosting business. The company also expects to report a 1-cent-per-share charge in the quarter against both FON Group and PCS Group earnings related to separation agreements for three former executives.

The hosting actions are expected to result in pre-tax charges ranging in the aggregate from $400 million to $475 million. These charges include approximately $300 million related to the impairment of hosting assets, with the remainder related to expected cash requirements for facility lease terminations, customer migration, employee termination, and other wind-down costs. The asset impairment charges will be recorded in the 2003 second quarter and the remaining charges will be recognized in subsequent periods as the company executes plans related to migrating hosting customers to other providers. The decision to wind down the hosting business reflects an ongoing evaluation of the company's strategic direction by Sprint's new executive management team. The Global Markets Group will continue to focus on strategic IP-related opportunities. For the 12 months ending March 31, 2003, hosting activities contributed approximately $60 million in revenue and diluted FON Group earnings by approximately 10 cents per share.

"Sprint's priorities have clearly been articulated and include growing top-line revenue and protecting and improving the company's bottom line," said Howard Janzen, president, Global Markets Group. "Those priorities require us constantly to monitor and review which areas make both economic and strategic sense to pursue on behalf of customers, investors and shareholders."

Specifically, Sprint:

o Plans to transition current hosting customers to preferred third-party providers or strategic partners under a migration plan to meet the critical needs of customers.

o Will no longer pursue direct sales of hosting, including managed hosting and collocation services, to enterprise business customers. Sprint's direct sales force will continue to focus on aggressively selling IP-related products and services that are critical to hosting, such as managed services and network transport on its Tier 1 IP backbone.

o Will phase out operations at eight Sprint E|Solutions Centers once the customer migration plan has been completed. These centers are located in Atlanta; Boston; Dallas; Denver; Los Angeles; New York City; Sacramento,
     Calif.;  and  Santa  Clara,   Calif.


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o    Plans to transition two Sprint E|Solutions  Centers in the Kansas City area
     and Reston, Va., to corporate data centers that also support other Sprint network capabilities.

The hosting actions are expected to affect approximately 500 employees over the course of the customer migration plan. Most of this reduction in force is expected to be completed by the end of 2003.

Sprint also will recognize in the 2003 second quarter pre-tax charges of approximately $36 million in connection with separation agreements agreed to by Sprint and William T. Esrey, former chairman and chief executive officer; Ronald
T. LeMay, former president and chief operating officer; and J. Richard Devlin, former executive vice president - general counsel, external affairs and corporate secretary. The charges include $15 million of non-cash expense associated with accounting for modifications to certain terms of stock options granted in prior periods, as required by Statement of Financial Accounting Standards No. 123 "Accounting for Stock-Based Compensation." Most of the FON options have exercise prices that are approximately two times the current market prices, while most of the PCS options have exercise prices that are approximately five times the current market prices. The charge to earnings in the second quarter will be approximately one cent per share each for the FON Group and the PCS Group. The agreements for Messrs. Esrey and Devlin will be filed with the SEC with a Form 8-K. Mr. LeMay's agreement was filed with the SEC on May 14, 2003.

Over the next four quarters, the company will also recognize pre- tax charges of $6 million related to the consulting and non- compete components of the separation agreements.

Cautionary  Statement  regarding  forward-looking  information
This news release includes "forward-looking statements" within the meaning of securities laws. The statements in this news release regarding the business outlook and expected performance as well as other statements that are not historical facts are forward-looking statements. The words "estimate," "project," "intend," "expect," "believe," and similar expressions identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, Sprint has made assumptions regarding, among other things, customer and network usage, customer growth, pricing, costs to acquire customers and to provide services, the timing of various events and the economic environment. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include:

o    extent and duration of the current economic downturn;
o the effects of vigorous competition in the markets in which Sprint operates;
o the effects of mergers and consolidations within the telecommunications industry and unexpected announcements or developments from others in the telecommunications industry;
o the uncertainties related to the outcome of bankruptcies affecting the telecommunications industry;
o    the uncertainties related to Sprint's investments;
o the impact of any unusual items resulting from ongoing evaluations of Sprint's business strategies;

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


o    the impact of new and emerging technologies on Sprint's business;
o the possibility of one or more of the markets in which Sprint competes being impacted by changes in political or other factors such as monetary policy, legal and regulatory changes including the impact of the Telecommunications Act of 1996 (Telecom Act), or other external factors over which Sprint has no control; and
o other risks referenced from time to time in Sprint's filings with the Securities and Exchange Commission ("SEC").

Sprint believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. Sprint is not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release. Sprint provides a detailed discussion of risk factors in periodic SEC filings, including its 2002 Form 10-K, and you are encouraged to review these filings.

About  Sprint
Sprint is a global communications company serving more than 26 million business and residential customers in over 70 countries. With approximately 72,000 employees worldwide and nearly $27 billion in annual revenues, Sprint is widely recognized for developing, engineering and deploying state-of-the-art network technologies, including the United States' first nationwide all- digital, fiber-optic network and an award-winning Tier 1 Internet backbone. Sprint provides local voice and data services in 18 states and operates the largest 100-percent digital, nationwide PCS wireless network in the United States.

Item 7.  Financial Statements and Exhibits.

     Exhibits

99(a)Letter Agreement dated May 12, 2003 and Full and Final General Release effective May 12, 2003, between Sprint Corporation and J. Richard Devlin.

99(b)Separation  Agreement  dated  as of  May  12,  2003,  by and  among  Sprint
     Corporation, Sprint/United Management Company and William T. Esrey.









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              SPRINT CORPORATION


Date: June 10, 2003
                              By:  /s/ Michael T. Hyde
                                   Michael T. Hyde, Assistant Secretary




















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



                                 EXHIBIT INDEX

No.  Description

99(a)Letter Agreement dated May 12, 2003 and Full and Final General Release effective May 12, 2003, between Sprint Corporation and J. Richard Devlin.

99(b)Separation  Agreement  dated  as of  May  12,  2003,  by and  among  Sprint
     Corporation, Sprint/United Management Company and William T. Esrey.